UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 17, 2023

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. (the “Company”) held its annual meeting of shareholders on May 17, 2023. At that meeting, the Company’s shareholders voted on five matters as follows:

Election of Directors

The Company’s shareholders elected eight directors to serve until the next annual meeting of shareholders and until each of their successors is elected and qualified by the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Frank J. Bisignano	497,524,091	35,491,262	37,534,645
Henrique de Castro	526,640,945	6,374,408	37,534,645
Harry F. DiSimone	530,091,858	2,923,495	37,534,645
Dylan G. Haggart	513,921,645	19,093,708	37,534,645
Wafaa Mamilli	518,497,671	14,517,682	37,534,645
Heidi G. Miller	496,025,425	36,989,928	37,534,645
Doyle R. Simons	505,261,784	27,753,569	37,534,645
Kevin M. Warren	514,541,455	18,473,898	37,534,645

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its 2023 proxy statement by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
495,327,407	37,000,153	687,793	37,534,645

Advisory Vote to Approve Frequency of Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, holding an advisory vote on the compensation of the Company’s named executive officers every year by the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
526,456,466	604,416	5,490,796	463,675	37,534,645

After taking the results of the vote into consideration, the Company’s board of directors resolved to include in the Company’s proxy materials an advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder advisory votes on the compensation of named executive officers.

Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, by the following votes:

Votes For	Votes Against	Abstentions
539,786,009	29,961,507	802,482

Shareholder Proposal Requesting an Independent Board Chair Policy

The Company’s shareholders rejected a shareholder proposal requesting an independent board chair policy by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,516,416	366,766,335	732,602	37,534,645

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date:	May 19, 2023	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer